Commercial Business Loan Agreement


        This Agreement is dated June 6, 1996, and is by, between and among Whitney National Bank ("Whitney"); Superior Energy Services, Inc., a corporation organized under the laws of the State of Delaware (the "Borrower"); and Oil Stop, Inc., a Louisiana corporation, and Superior Well Service, Inc., a Louisiana corporation (each a "Guarantor" and collectively, the "Guarantors"); and provides for all present and future loans (including advances on loans) to Borrower (collectively, the "Loans", with each separate advance of funds being a "Loan"). Borrower, together with endorsers and guarantors of the Loan, if any, are collectively referred to as "Obligor".

   A. The Loan. Provided each Obligor performs all obligations in favor of Whitney contained in this Agreement and in any other agreement related to the Loans, whether now existing or hereafter arising, Whitney will make or has made available a line of credit Loan to Borrower in the total aggregate principal amount of up to Four Million and no/100 ($4,000,000.00) Dollars. This Loan is evidenced by Whitney's form of master note containing additional terms and conditions, including the interest rate and repayment schedule.

   B. Use of Proceeds. The proceeds from the Loans will be used for intercompany loans and working capital purposes, which includes funds to generate accounts receivable and to acquire inventory, and for capital expenditures by Borrower to one or more of its subsidiaries.

   C.   Representations,  Warranties  and  Covenants.   Each  Obligor
   represents, warrants and covenants to Whitney that:

        (1) Organization and Authorization. Borrower is a Delaware corporation that is duly organized, validly existing and in good standing under Delaware law. Each Obligor's execution, delivery and performance of this Agreement and all other documents delivered to Whitney have been duly authorized and do not violate such Obligor's articles of incorporation (or other governing documents), material contracts or any applicable law or regulations.

        (2) Collateral. Borrower shall furnish, or cause others to furnish, all collateral documents, continuing guaranties and endorsements as may be required by Whitney (the "Collateral"). In addition to the collateral set forth in any note evidencing a Loan, Collateral includes but is not limited to the following:

              (i) A first valid and enforceable security interest in and to the Accounts and Inventory, in each case as such terms are defined in the Commercial Laws-- Secured Transactions of the Louisiana Revised Statutes. La.R.S.10:9-101 et seq., of the Borrower. Such security interest shall be granted by execution and delivery by Borrower of a security agreement using Whitney's standard form.

              (ii) Continuing guaranties of each of the following entities of the principal amount set forth in such guaranties, plus interest, expenses, and costs, in each case using Whitney's standard form:

                   a.  Oil Stop, Inc., a Louisiana corporation;
                   b. Superior Well Service, Inc., a Louisiana corporation.

   Notwithstanding the foregoing, it is understood that the Collateral specifically described herein shall be all of the Collateral required by Whitney so long as the Borrower is in compliance with the terms and conditions of this Agreement and while the maximum amount of the Loan does not exceed the principal amount of $4,000,000.00.

        (3) Compliance with Tax and other Laws. Each Obligor shall comply with all laws that are applicable to the
              Obligor's business activities, including, without limitation, all laws regarding (i) the collection, payment and deposit of employees' income, unemployment, Social Security, sales and excise taxes; (ii) the filing of returns and payment of taxes; (iii) pension liabilities including ERISA requirements; (iv) environmental protection; and (v) occupational safety and health. Should any Obligor be out of compliance with any law, as contemplated in the preceding sentence, there shall be no default hereunder unless such non-compliance has not been cured within 30 days of the date non-compliance occurs. Except as disclosed on Schedule A to this Agreement, there is no material pending and threatened litigation against any Obligor.

        (4) Financial Information. From the date of this Agreement and so long as any Loan shall be outstanding, unless compliance shall have been waived in writing by Whitney, Borrower (which for purposes of this covenant refers to Borrower and its subsidiaries on a consolidated basis) shall furnish to Whitney:

                   (i) within 90 days after the close of Borrower's fiscal year, a copy of the annual financial statements of Borrower, prepared in conformity with Generally Accepted Accounting Principles ("GAAP") applied on a basis consistent with that of the preceding fiscal year, including a balance sheet as of the end of each such fiscal year, a statement of earnings and surplus of Borrower (statement of operations) for such fiscal year, and a statement of cash flows for such fiscal year. Borrower's Chief Financial Officer shall certify the annual financial statements as true and correct. Borrower's annual financial statements shall be audited by an independent certified public accounting firm acceptable to Whitney; and

                   (ii) within 45 days after the close of each quarter of the fiscal year of Borrower (y) unaudited financial statements consisting of a balance sheet as of the end of each such quarter and a statement of earnings and surplus of Borrower for such quarter, and
                         (z)  statement of changes in cash  flow  for
                         such quarter, all certified true and correct by the Chief Financial Officer of Borrower; and

                   (iii) within 30 days after the close of each quarter of the fiscal year of Borrower a report on the aging of Accounts, in form and substance acceptable to Whitney.

        (5)   Financial Covenants and Ratios.

              During the term of this Agreement, Borrower shall maintain the following financial ratios and/or covenants (and in the case of covenants pertaining to fiscal quarters, such ratios and/or covenants apply beginning with the fiscal quarter ending June 30,
              1996):

              (a) Current Ratio. Borrower and its subsidiaries on a consolidated basis shall maintain a Current Ratio of at least 1 to 1 as of the last day of each fiscal quarter up to and through December 31, 1996. Prior to December 31, 1996, Borrower shall provide to Whitney a written schedule projecting the Current Ratio of Borrower and its subsidiaries for each fiscal quarter of 1997 and 1998; after Whitney's examination and acceptance thereof, maintaining such Current Ratios shall automatically become a covenant of Borrower hereunder. "Current Ratio" shall mean the ratio of Current Assets to Current Liabilities, as current assets and current liabilities are defined and treated in accordance with GAAP, but excluding from Current Liabilities the amounts outstanding under the line of credit by Whitney provided for hereunder as the Loan.

              (b) Working Capital. Borrower and its subsidiaries on a consolidated basis shall maintain Working Capital of at least Seven Hundred Fifty Thousand and No/100 ($750,000.00) Dollars as of the last day of each fiscal quarter. "Working Capital" shall mean current assets less current liabilities as such terms are defined and treated in accordance with GAAP, but excluding from the Working Capital computation amounts outstanding under the line of credit by Whitney provided for hereunder as the Loan.

              (c) Maximum Debt to Worth Ratio. Borrower and its subsidiaries on a consolidated basis shall maintain a Debt to Worth Ratio of not more than 2 to 1 as of the last day of each fiscal quarter. "Debt" refers to long term debt as understood under GAAP and shall further mean

                   (i) any indebtedness or liability for borrowed money or for the deferred purchase price of property or services (including accounts payable),

                   (ii) any obligations as lessee under any leases (but excluding leases of motor vehicles, leases of office equipment, and the lease in effect on the date hereof for office space),

                   (iii) current liabilities in respect of unfunded vested benefits under anyemployee benefits plan, if any,

                   (iv) all guaranties (except for guaranties by any one or more of the Guarantorswith regard to guarantying the Loan), endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations, which includes any off balance sheet item for which the Borrower or either Guarantor hereunder obligates itself),

                   (v) obligations secured by any lien on property owned by any one or more of the Borrower and the Guarantors whether or not the obligations have been assumed.

              Notwithstanding the foregoing, for purposes of the Debt to Worth Ratio, Debt shall not include:

                   (a) any loans due to stockholders of Borrower, but only if the Loan is not in default hereunder, and

                   (b) unearned income, deferred income taxes, accrued expenses and other similar amounts, but only to the extent that the items enumerated in this subparagraph (b) do not exceed 40% of total current liabilities, as set forth on the balance sheet of the Borrower and subsidiaries as submitted to the Securities and Exchange Commission, it being understood that the balance sheet will be audited at fiscal year end only.

              "Worth" shall mean the sum of common stock, preferred stock, capital surplus, and retained earnings.

              (d) Cash Flow Coverage Ratio. Borrower and its subsidiaries on a consolidated basis shall maintain a Cash Flow Coverage Ratio of at least 1 to 1 as of the last day of each fiscal quarter of Borrower and its subsidiaries starting as of December 31, 1996 and calculated on a trailing 12-month basis. "Cash Flow Coverage Ratio" shall mean the ratio of earnings before depreciation, amortization; interest, taxes and all other noncash items, as used in applying GAAP, to total debt service. For purposes of this Agreement "debt service" means all amounts required to retire all debt obligations of Borrower in accordance with their terms during the following 12-month period, including principal and interest, according to the terms of the respective agreements creating such debt obligations.

              (e) Capital Expenditures. The Borrower will not incur Capital Expenditures during any fiscal year (on a cumulative basis) in excess of $1,000,000, it being understood that such limitation shall apply to expenditures other than mergers and acquisitions, which are governed by the provisions of No. (7) hereinbelow. "Capital Expenditures" shall mean expenditures for capital assets that are subject to depreciation, depletion or amortization under GAAP.

        (6) Notice of Default. Each Obligor shall notify Whitney immediately upon becoming aware of the occurrence of any event constituting, or which with the passage of time or the giving of notice, could constitute, a Default, as defined hereinbelow.

        (7) Mergers. Without the prior written consent of Whitney, which consent shall not be unreasonably withheld or delayed, no Obligor shall (i) be a party to a merger or consolidation, (ii) sell or lease all or substantially all of its, his or her assets; or (iii) acquire all or substantially all of the assets of another entity, whether by acquisition of stock or tangible property. Notwithstanding the foregoing, Borrower may enter into one or more acquisitions as contemplated in this No. 7 aggregating not more than $3,000,000 without the prior written consent on Whitney as long as such acquisitions do not result in the violation of any other term of this Agreement, which would include causing the Borrower to be out of compliance with any financial covenant hereof.
        (8) Indebtedness and Liens. Other than with respect to Permitted Encumbrances, as described on Schedule B, annexed hereto and made a part hereof, Borrower shall not create any additional obligations for borrowed money nor shall it mortgage or encumber any of its assets or suffer any liens to exist on any of its assets without the prior written consent of Whitney.

        (9) Other Liabilities. No Obligor shall lend to or guarantee (other than guaranties of the obligations of Borrower or Guarantors entered into in the ordinary course of business and not involving the incurrence of indebtedness for borrowed money), endorse (except for collection or deposit of negotiable instruments in the ordinary course of business) or otherwise become contingently liable in connection with the obligations, stock or dividends of any person, firm or corporation, except as currently existing and reflected in the financial statements of such Obligor as previously submitted to Whitney. Advances to employees of the Borrower or any Guarantor in the ordinary course of business for business purposes shall not be considered a loan prohibited pursuant to this No. 9.

        (10) Additional Documentation. Upon the written request of Whitney, each Obligor shall promptly and duly execute and deliver all such further instruments and documents and take such further action as Whitney may deem necessary to obtain the full benefits of this Agreement and of the rights and powers granted in this Agreement.

        (11) Redemption, Dividends and Distributions. Borrower shall not, without the prior express written approval of Whitney, which approval may be withheld at Whitney's sole discretion: (a)
                   purchase, redeem, retire or otherwise acquire, directly or indirectly, for consideration any shares of its capital stock or any warrant or option to purchase any such shares; (b) pay any dividends; (c) make any distribution, payment or delivery of any property or cash to stockholders, except that salaries and bonuses may be paid to stockholder-employees in the ordinary course of business; or (d) set aside any funds or other property or assets for any such purposes. Notwithstanding the provisions of this subparagraph (11), Borrower shall have no obligation to comply herewith as long as Borrower maintains its status as a corporation that trades its stock publicly.

        (12) Other Agreements. No Obligor will permit any material changes to be made in the character of its business as conducted on the date of this Agreement. Except as provided in No. (11) hereinabove with respect to Borrower, no Obligor will retire or redeem any shares of the capital stock of Borrower without the prior written consent of Whitney.

   D. Each Extension of Credit. Each request by Borrower for a Loan shall constitute a warranty and representation by Borrower to Whitney that there exists no Default or any condition, event or act which constitutes, or with notice or lapse of time (or both) would constitute a Default as defined by this Agreement.

   E.   Conditions  Precedent   to  Loans.   Whitney  shall  have  no
   obligation to advance funds under this Agreement until and unless the following conditions have been satisfied:

        (1) Whitney shall have received the loan and collateral documents contemplated by this Agreement in form and substance satisfactory to Whitney;

        (2) Whitney shall have received satisfactory opinions of counsel relating to due authorization and enforceability of this Agreement and all collateral documents and the perfection of Whitney's security interests in all Collateral;

        (3) All representations and warranties made by each Obligor to Whitney shall be true and correct as of the date of the Loan's funding;

        (4) Each Obligor's business must be in a condition satisfactory to Whitney, the management and ownership of Borrower must not have changed and no material adverse change (from that reflected in the last financial statements delivered to, and accepted by, Whitney prior to execution of this Agreement) has occurred in the financial condition of the Borrower or any Obligor (it being understood that pursuant to this provision and with regard to any other provision of this Agreement in which the creditworthiness of the Obligors is addressed, Whitney agrees that it will consider the Borrower, Oil Stop, Inc., and Superior Well Service, Inc. on a consolidated financial basis so long as, during the term of this Agreement, their financial statements are prepared on a consolidated basis) ; and

        (5) There exists no Default (or event which with notice or lapse of time or both could constitute a Default) under
              (a) this Agreement or (b) any other agreement if with regard to such other agreement such default is not cured in 30 days, between any Obligor and Whitney.

   F. Default. The occurrence of (i) a default under a note evidencing a Loan, (ii) the failure of any Obligor to observe or perform promptly when due any covenant, agreement or obligation due to the Whitney under this Agreement or otherwise, or (iii) the inaccuracy at any time of any warranty, representation or statement made to Whitney by any Obligor under this Agreement or otherwise, shall constitute a default under this Agreement (in the case of (i), (ii) and (iii), each a "Default").

   G. Miscellaneous Provisions. Borrower agrees to pay all of the costs, expenses and fees incurred in connection with the Loans, including attorneys fees, and appraisal fees, if any. This Agreement is not assignable by Borrower and may be relied upon only by the undersigned. In no event shall any Obligor or Whitney be liable to the other for indirect, special or consequential damages, including the loss of anticipated profits that may arise out of or are in any way connected with the issuance of this Agreement. No condition or other term of this Agreement may be waived or modified except by a writing signed by the Borrower and Whitney. This Agreement, all promissory notes evidencing Loans under this Agreement and all documents creating security interests in Louisiana-based assets of any Obligor shall be governed by Louisiana law. Each Obligor acknowledges that Borrower presently maintains and shall in the future maintain a lock box account with Whitney with regard to collection of Accounts, all as more fully provided for in a security agreement between Borrower and Whitney.

   H.   Other Conditions.

        The undersigned guarantors intervene herein to evidence their agreement with and consent to the provisions hereof.

   BORROWER                                    GUARANTORS:

   Superior Energy Services, Inc.,           Oil Stop, Inc.
     a Delaware corporation

BY: ___________________________       BY: __________________________
      Terence Hall
   Its: President                        Its:


   WHITNEY NATIONAL BANK                  Superior Well Service, Inc.
By: _______________________________   By: _______________________________
        Johnny L. Kidder
        Its:  Vice President              Its:

                                    Schedule A

             Description   of   Material   Pending   and   Threatened
   Litigation


                                  None

                               Schedule B